CAPSTONE CHRISTIAN VALUES FUND, INC.

for its sole series CHRISTIAN STEWARDSHIP LARGE CAP EQUITY INDEX FUND

Supplement dated February 17, 2004
to the Statement of Additional Information dated August 28, 2003

At an Annual Meeting of the Shareholders of Capstone Christian Values Fund, Inc. ("Company"), for its sole series, Christian Stewardship Large Cap Equity Index Fund ("Fund"), held on September 18, 2003, the Fund's shareholders took the following actions:

1. They re-elected the following persons as directors of the Company: Edward L. Jaroski, John R. Parker, Bernard J. Vaughan, James F. Leary and Leonard B. Melley, Jr.

2. They ratified the selection of Briggs, Bunting & Dougherty, LLP as the Funds' independent auditors.